Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
Property, plant and equipment, including equipment acquired under capital lease obligations, are summarized as follows as of December 31, 2012 and 2011:

(in thousands)	Estimated useful life (in years)	2012	2011
Land	—	$15,907	$15,686
Buildings and improvements	2-40	283,173	275,529
Machinery and equipment	3-20	206,871	176,662
Computer software	1-10	86,280	65,344
Furniture and office equipment	1-13	80,343	76,809
Construction in progress	—	79,402	51,827
		751,976	661,857
Less: Accumulated depreciation and amortization		(333,044)	(290,065)
Property, plant and equipment, net		$418,932	$371,792

Amortization of assets acquired under capital lease obligations is included within accumulated depreciation and amortization above for the years ended December 31, 2012 and 2011, respectively. For the years ended December 31, 2012, 2011 and 2010 depreciation and amortization expense totaled $64.8 million, $57.0 million and $47.9 million, respectively. For the years ended December 31, 2012, 2011 and 2010 amortization expense related to computer software costs totaled the $8.2 million, $7.5 million and $4.6 million, respectively.
Repairs and maintenance expense was $13.7 million, $12.9 million and $11.8 million in 2012, 2011 and 2010, respectively. For the year ended December 31, 2012 and 2011, construction in progress includes amounts related to ongoing software development projects and the construction of new facilities in the United States. For the years ended December 31, 2012, 2011 and 2010, interest capitalized in connection with construction projects was not significant.